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                                                                    EXHIBIT 99.1

                          RELIANT ENERGY, INCORPORATED
                               PROXY COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

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The undersigned hereby appoints R. Steve Letbetter, O. Holcombe Crosswell, and Robert J. Cruikshank, and each of them, as proxies, with full power of substitution, to vote as designated on the reverse side, all shares of common stock held by the undersigned at the special meeting of shareholders of Reliant Energy, Incorporated to be held ___________ 2001, at 9 a. m. (CDT) in the Reliant
Energy Plaza auditorium, 1111 Louisiana Street, Houston, Texas, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting (unless such discretionary authority is withheld).

                                                                                 IF YOU WISH TO VOTE IN ACCORDANCE WITH THE
                                                                                 RECOMMENDATION OF THE BOARD OF DIRECTORS, YOU MAY
                                                                                 JUST SIGN AND DATE BELOW AND MAIL IN THE
                                                                                 POSTAGE-PAID ENVELOPE PROVIDED. SPECIFIC CHOICE
                                                                                 MAY BE MADE ON THE REVERSE SIDE. IN THE ABSENCE OF
                                                                                 INSTRUCTIONS TO THE CONTRARY, THE SHARES
                                                                                 REPRESENTED WILL BE VOTED IN ACCORDANCE WITH THE
                                                                                 BOARD'S RECOMMENDATION.

                                                                                 DATED:                                      , 2001
                                                                                       --------------------------------------

                                                                                 SIGNATURE:
                                                                                           ----------------------------------------

                                                                                 SIGNATURE:
                                                                                           ----------------------------------------

                                                                                 NOTE: PLEASE SIGN EXACTLY AS NAME(s) APPEARS
                                                                                 HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN
                                                                                 SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                                                                 TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.
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                          RELIANT ENERGY, INCORPORATED
                                PROXY (CONTINUED)
                      2001 SPECIAL MEETING OF SHAREHOLDERS

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Your Board of Directors recommends that you vote FOR the approval of the Agreement and Plan of Merger, dated as of _________ 2001, by and among Reliant Energy, Incorporated, Reliant Energy Regco, Inc. and Reliant Energy MergerCo., pursuant to which Reliant Energy
Regco will become the parent company of Reliant Energy and each share of Reliant Energy common stock will be automatically converted into one share of Reliant Energy Regco common stock.

                                                                                    FOR             AGAINST         ABSTAIN
Approval of the Agreement and Plan of Merger, dated as of_____________ 2001,        [ ]               [ ]             [ ]
by and among Reliant Energy, Incorporated, Reliant Energy Regco, Inc. and
Reliant Energy MergerCo, Inc.


Please check this box if you plan to attend the Special Meeting.  [ ]

Please check this box if you withhold granting of discretionary authority to       WITHHOLD
vote on all other matters that may properly come before the Special Meeting.          [ ]
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